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                                                                    Exhibit 3.79

                                                                          PAGE 1

                                    DELAWARE

                                 THE FIRST STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "PJC REALTY N.E. LLC" AS RECEIVED AND FILED IN THIS OFFICE.

     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

     CERTIFICATE OF FORMATION, FILED THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 2001, AT 9 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SEVENTH DAY OF MAY, A.D. 2003, AT 4:46 O'CLOCK P.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.


[SEAL]

                                     /s/ Harriet Smith Windsor
                                     -------------------------------------------
                                     Harriet Smith Windsor, Secretary of State
3474343 8100H                           AUTHENTICATION: 3256774

040547374                                         DATE: 07-27-04

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                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 12/28/2001
                                                          010676162 - 3474343


                            CERTIFICATE OF FORMATION

                                       OF

                               PJC REALTY N.E. LLC


     This Certificate of Formation of PJC REALTY N.E. LLC (the "COMPANY"), dated as of December 28, 2001, is being duly executed and filed by the undersigned, as authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 DEL. C. Sec. 18-101, ET SEQ.).

     FIRST. The name of the limited liability company formed hereby is PJC Realty N.E. LLC.

     SECOND. The address of the registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808. The name of its Registered Agent at such address is Corporation Service Company.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.


                                                 /s/ Julianne M. Ells
                                                 -----------------------------
                                                 Julianne M. Ells
                                                 Authorized Person

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                                                         STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                   DELIVERED 05:01 PM 05/27/2003
                                                     FILED 04:46 PM 05/27/2003
                                                   SRV 030344268 - 3474343 FILE


                            CERTIFICATE OF AMENDMENT

                                       OF

                            CERTIFICATE OF FORMATION
                                       OF
                               PJC REALTY N.E. LLC

                        PURSUANT TO SECTION 18-202 OF THE
                     DELAWARE LIMITED LIABILITY COMPANY ACT

                                     * * * *

1)   The name of the Limited Liability Company is PJC Realty N.E. LLC

2) The Certificate of Amendment is hereby amended to change Article "2" of the Certificate of Formation to read as follows:

     "2. The address of the registered office in the State of Delaware is 615 South DuPont Highway, in the City of Dover, County of Kent, 19901. The name of its registered agent at such address is NATIONAL CORPORATE RESEARCH, LTD."

     The undersigned, an authorized person of the limited liability company, executes this Certificate of Amendment on May 27, 2003.


                                                      /s/Randy Wyrofsky
                                                      ------------------------
                                                      Authorized Person